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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 18, 2001


                             American Group Inc.
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             (Exact name of registrant as specified in its charter)


         Nevada                        0-30474                    88-0326984
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



10570 Hagen Ranch Road Boynton Beach, FL                            33437
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code          561-391-5555
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         (Former name or former address, if changed since last report.)



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Item 5. Other Information.
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     The Company announced on June 18, 2001 its postion regarding the recent increase in trading activity and share volume of its stock. The Company states that it is unaware of and has no knowledge of any event that would cause or result in trading of this nature.

     Attached is Exhibit 99 which is a copy of the press release.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     AMERICAN GROUP INC.



Date:    June 18, 2001                            By: /s/ ROBERT I. CLAIRE
                                                          ---------------------
                                                             Robert I. Claire
                                                             President